Exhibit 32.1

                  Certification of the Chief Executive Officer

                       Pursuant to 18 U.S.C. Section 1350,

      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of China North East Petroleum Holdings Limited (the "Company") on Form 10-QSB for the nine months ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Wang Hong Jun, the Chief Executive Officer of the Company, hereby certifies, pursuant to Exchange Act Rule 13a-14(b) or 15d-14(b) and 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/   Wang  Hong  Jun
Wang  Hong  Jun

Chief  Executive  Officer



Date:  November  30,  2004